UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2015

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2015, Mid Penn Bancorp, Inc. (“Corporation”) issued a press release discussing its financial results for the fourth quarter and year ended 2014.  Attached hereto as Exhibit 99.1 is a copy of the Corporation’s press release dated January 28, 2015.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01    OTHER EVENTS.

On January 28, 2015, the Registrant declared a quarterly cash dividend of $0.10 per common share payable February 23, 2015 to shareholders of record February 11, 2015.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

99.1Press release, dated January 28, 2015, of Mid Penn Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: January 28, 2015	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated January 28, 2015, of Mid Penn Bancorp, Inc.